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                                                                   Exhibit 10.20


                          MEMBERSHIP AND LICENSING AGREEMENT
                          ----------------------------------

    This agreement is entered into this lst day of December 1980, by and between TOPCO ASSOCIATES, INC. (COOPERATIVE), a cooperative association organized under the laws of the State of Wisconsin (hereinafter called Association), and Randall's Food Markets, Inc., a corporation organized under the laws of the State of Texas (hereinafter called Member).

    It is mutually agreed as follows:

    1. The terms and provisions of the Articles of Incorporation and Bylaws of the Association are hereby incorporated in this agreement as if fully set forth herein. Each amendment to said Articles of Incorporation and Bylaws shall be treated as an amendment to this agreement.

    2. The Association grants to the Member a license to sell and distribute, from it warehouse in Houston, Texas (or, prior to the time that Member owns its own warehouse, from the warehouse of The Fleming Companies, Inc. in Houston, Texas) products bearing the trademarks or trade names owned by the Association set forth in Exhibit A (as the same may from time to time be amended by agreement of the parties).

    3. Member shall provide to the Association a list of its stores serviced by the warehouses described in paragraph 2 as of June 30 and December 31 of each year.

    4. Member has represented to the Association that within two years of the date of this agreement it will be offering to its customers no fewer than 700 items bearing the trademarks owned by the Association set forth in Exhibit A. It shall be a condition of Member's membership in the Association


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                                         -2-


that this level of participation in the programs of the Association be achieved. In the event that it is not achieved by December 31, 1982, the Board of Directors of the Association may at any time within six months thereafter terminate the membership of Member. The foregoing reason for termination shall be in addition to those set forth in the Bylaws of the Association. In the event of termination for such reason, the Member shall be entitled to service and shall be responsible for paying service charges as set forth in the Bylaws of the Association as though Member had resigned from the Association and the date of termination of membership was less than two years after the date of its admission to membership.

    IN WITNESS WHEREOF, the parties hereto have signed this agreement.


                                       TOPCO ASSOCIATES, INC.

                                       By: /s/ Illegible
                                          ---------------------------------

                                       Randall's Food Markets,  Inc.
                                       ------------------------------------

                                       By: /s/ Robert R. Onstead  President
                                          ---------------------------------




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                                      EXHIBIT A
                                      ---------

Membership and Licensing Agreement          Original:  Dated  December 1, 1980
                                                             -----------------

Between Topco Associates, Inc. and          Revision:  Date   May 15, 1985
                                                             -------------------

Randell's Food Markets, Inc.                Revision No.        1
                                                         -----------------------

                                            supersedes Exhibit dated:

                                                      December 1, 1980
                                                      ----------------

Programs of the Association in which the Member is entitled to participate:

Frozen                            Dairy                    Grocery
Proc Meat, Fish & Poultry         Equipment/Supplies       Produce
HBA/General Merchandise           SBM                      Fresh Meat

Trademarks and tradenames in the following Brand Groups as established by the Membership and owned by the Association:

AM Brands Group
---------------

         Beacon              Top Crest           Valu Time
         Elna                Top Fresh           Valu Pro
         Mega

TA Brands Group
---------------

         Dog Club                 Gaylord                  Top Frost
         Food Club                Topco


Member Own Brand:     Yes [   ]   No  [ X ]